BLACKROCK FUNDSSM

iShares Total U.S. Stock Market Index Fund

(the “Fund”)

Supplement dated December 30, 2021 to the Statement of Additional Information (“SAI”)

of the Fund, dated November 26, 2021, as supplemented to date

Effective on January 1, 2022, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Paul Whitehead, Suzanne Henige, CFA, Jennifer Hsui, CFA, and Amy Whitelaw are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of July 31, 2021.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Suzanne Henige, CFA	72 $189.96 Billion	6 $4.68 Billion	0 $0	0 $0	0 $0	0 $0
Jennifer Hsui, CFA	327 $1.97 Trillion	58 $84.90 Billion	41 $39.56 Billion	0 $0	0 $0	0 $0
Paul Whitehead*	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0
Amy Whitelaw	343 $1.98 Trillion	204 $667.70 Billion	77 $539.75 Billion	0 $0	0 $0	1 $2.38 Billion

*	Information provided as of November 30, 2021.

The first paragraph of the subsection entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Mses. Henige’s, Hsui’s and Whitelaw’s compensation as of July 31, 2021 and Mr. Whitehead’s compensation as of November 30, 2021.

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Mr. Whitehead and Mses. Henige, Hsui and Whitelaw is not measured against a specific benchmark.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by Mses. Henige, Hsui and Whitelaw as of July 31, 2021 and by Mr. Whitehead as of November 30, 2021.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Paul Whitehead	None
Suzanne Henige, CFA	None
Jennifer Hsui, CFA	None
Amy Whitelaw	None

Shareholders should retain this Supplement for future reference.

SAI-TSMI-1221SUP

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